Leases - Summary of lease assets and liabilities (Detail) - USD ($) $ in Thousands	Sep. 30, 2021	Dec. 31, 2020
Leases [Abstract]
Operating lease assets		$ 9,337
Finance lease assets		551
Total lease assets	$ 8,272	9,888	[1]
Current
Operating lease liabilities		3,213
Finance lease liabilities		138
Non-current
Operating lease liabilities		9,841
Finance lease liabilities		430
Total lease liabilities		$ 13,622

[1]	The condensed consolidated balance sheet as of December 31, 2020 was derived from the audited consolidated financial statements as of that date and was retroactively adjusted, including shares and per share amounts, as a result of the Reorganization. See Note 1 to the condensed consolidated financial statements for additional details.